Investments in and Advances to Unconsolidated Affiliates - Summarized Balance Sheet Information (Detail) - Unconsolidated Affiliates [Member] - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Schedule Of Equity Method Investments [Line Items]
Current assets	$ 592,883	$ 772,412
Property and other assets, net	9,128,866	9,381,601
Current liabilities	482,633	683,452
Long-term debt and other long-term obligations	2,268,157	2,396,376
Equity	$ 6,970,959	$ 7,074,185